                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the reference to our firm under the captions "Summary Financial Information and Operating Data," "Selected Consolidated Financial Data," and "Experts" and to the use of our report dated January 28, 2000, in the Registration Statement (Form S-1 No. 333-00000) and related Prospectus of CompuCredit Corporation dated February 15, 2000.

                                                          /s/ ERNST & YOUNG LLP

Atlanta, Georgia
February 14, 2000